Exhibit 99.5

WARRANT ISSUANCE AGREEMENT

This WARRANT ISSUANCE AGREEMENT (this “Agreement”), dated as of February 19, 2021, by and between Quest Patent Research Corporation, a Delaware corporation (the “Company”), and QPRC Finance LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act;

WHEREAS, to induce the Investor to enter into that certain Prepaid Forward Purchase Agreement, dated of even date herewith (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in this Agreement, to issue a Warrant to the Investor, substantially in the form attached hereto as Exhibit A (the “Warrant”), representing the right to acquire shares of the Company’s common stock, par value $0.00003 per share (the “Common Stock”); and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a (i) Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws, and (ii) Board Observations Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Observation Rights Agreement”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. Closing. The date and time of the closing (the “Closing”) shall be 9:30 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed upon by the Company and the Investor) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Section 6, electronically, by exchange of documents and certificates (or by such other method as is mutually agreed upon by the Company and the Investor) (the day on which the Closing takes place, the “Closing Date”).

2. Investor’s Representations and Warranties. The Investor represents and warrants that, as of the date hereof and as of the Closing Date:

(a) No Public Sale or Distribution. The Investor is (i) acquiring the Warrant, and (ii) upon exercise of the Warrant will acquire the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares” and, together with the Warrant, the “Securities”), for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person (as hereinafter defined) to distribute any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any government or any department or agency thereof.

(b) Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

(c) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(d) Information. The Investor and its advisors or representatives have been furnished with all materials relating to the business, finances and operations of the Company that have been requested by the Investor. The Investor and its advisors or representatives have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors or representatives shall modify, amend or in any other way affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that the Securities involve a high degree of risk.

(e) No Governmental Review. The Investor understands that no U.S. federal or state agency or any other governmental agency has passed on, reviewed, or made any recommendation or endorsement of the Securities.

(f) Transfer or Resale. The Investor understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) if requested by the Company, the Investor shall have delivered to the Company an opinion of counsel to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration (an “Opinion of Counsel”), or (C) the Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Investor, in effecting a pledge of Securities, shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as hereinafter defined), including, without limitation, this Section 2(f).

(g) Legends. The Investor understands that the certificates or other instruments representing the Warrant and, until such time as the resale of the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement and sold pursuant to an effective registration statement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act and have been sold pursuant to an effective registration statement, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an Opinion of Counsel, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance. The Company, at its expense, shall cause its counsel to issue a legal opinion to the transfer agent promptly if required by the transfer agent, or to any purchaser of the Securities if requested by the Investor, to effect the removal of the legend hereunder, and, in connection with such opinion, the Investor shall provide such counsel with such documentation relating to the disposition of the Securities as such counsel may reasonably request.

(h) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as hereinafter defined) on the ability of the Investor to perform its obligations hereunder.

(j) Compliance with Anti-Money Laundering Laws. The operations of the Investor are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Investor with respect to the Anti-Money Laundering Laws is pending or, to the Investor’s knowledge, threatened.

3. Representations and Warranties of the Company. The Company, together with its direct and indirect subsidiaries and affiliate entities (collectively, the “Company Group”), make the following representations and warranties to the Investor, as of the date hereof and as of the Closing Date, subject to the disclosures of the Company set forth in the disclosure schedules delivered to the Investor as of the date hereof (the “Disclosure Schedules”).

(a) Organization and Qualification. Each member of the Company Group is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is are formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Each member of the Company Group is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of any member of the Company Group individually, or the Company Group taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. The Company has no direct or indirect subsidiaries or affiliate entities except as set forth in Schedule 3(a).

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Warrant, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Observation Rights Agreement, the Purchase Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Warrant, and the reservation for issuance and the issuance of the Warrants Shares issuable upon exercise of the Warrant have been duly authorized by the Company’s Board of Directors and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement)) in accordance with the requirements of the Registration Rights Agreement, and other filings as may be required by the SEC and state securities agencies, no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of Securities. The issuance of the Warrant has been duly authorized and, upon issuance, shall be validly issued and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds (the “Required Reserved Amount”) the maximum number of Warrant Shares issuable pursuant to the Warrant as of the Trading Day (as defined in the Warrant) immediately preceding the applicable date of determination (without taking into account any limitations on the exercise of the Warrant set forth in the Warrant). Upon exercise of the Warrant in accordance with the Warrant, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), or any articles or memorandum of association, certificate of incorporation, certificate of formation, bylaws, certificate of designations or other constituent documents of any member of the Company Group, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any member of the Company Group is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including other foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable laws of the State of Delaware and any foreign, federal and state laws, rules and regulations) applicable to any member of the Company Group or by which any property or asset of t any member of the Company Group is bound or affected. As used in this Agreement, “Principal Market” means OTC Pink until the earlier of (i) the Company’s readmission to the OTCQB or (ii) the Listing Deadline (as hereinafter defined), thereafter it shall mean OTCQB.

(e) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and other filings as may be required by state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of the filings detailed above, will be made timely after the Closing Date), and the Company is unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(f) SEC Documents; Financial Statements. Except as disclosed in Schedule 3(f), during the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act or 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). All of the SEC Documents are available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (“GAAP”) (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material either individually or in the aggregate). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in the Disclosure Schedules to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(g) Absence of Certain Changes. Except as disclosed in Schedule 3(g), since September 30, 2020, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company Group. Except as disclosed in Schedule 3(g), since September 30, 2020, no member of the Company Group has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $250,000 outside of the ordinary course of business, or (iii) had capital expenditures, individually or in the aggregate, in excess of $250,000, except for any distributions made by a member of the Company Group to or on behalf of the Company from the proceeds of litigation recoveries received in the ordinary course of its business. No member of the Company Group has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up nor does any member of the Company Group have any knowledge or reason to believe that any of its respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.

(h) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to any member of the Company Group or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable federal securities laws in a report filed pursuant to the Exchange Act which has not been publicly announced.

(i) Conduct of Business; Regulatory Permits. No member of the Company Group is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company, the Certificate of Incorporation, the Bylaws or any of their respective constituent documents. No member of the Company Group is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to such member of the Company Group, and no member of the Company Group will conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as otherwise set forth in Schedule 3(i), the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as set forth in Schedule 3(i), during the two (2) years prior to the Closing Date, the Common Stock has been designated for quotation on the Principal Market. Except as set forth in Schedule 3(i), during the two (2) years prior to the Closing Date, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market, and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. Each member of the Company Group possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and no member of the Company Group has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(j) Foreign Corrupt Practices. No member of the Company Group, nor, to the Company’s knowledge, any director, officer, agent, employee or other Person acting on behalf of any member of the Company Group has, in the course of its actions for, or on behalf of, any member of the Company Group (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(k) Sarbanes-Oxley Act. Except as set forth in Schedule3(k), the Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley Act”), that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(l) Transactions with Affiliates. None of the officers, directors or employees of any member of the Company Group is presently a party to any transaction with any member of the Company Group (other than for ordinary course services as employees, officers or directors or pursuant to the Company’s 2017 Equity Incentive Plan, as amended as of the date hereof), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee, nor, to the Company’s knowledge, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, employee, trustee or partner.

(m) Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 10,000,000,000 shares of Common Stock, of which, immediately prior to the Closing, 383,038,334 shares are issued and outstanding and 80,000,000 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans (“Plan Options”), (ii) 10,000,000 shares of preferred stock, par value $0.00003 per share, of which no shares are issued and outstanding, and (iii) there are 163,294,134 shares of Common Stock held by non-affiliates of the Company. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. None of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(m) or as relates to the Investor or any entity under common control with the Investor: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of any member of the Company Group, or contracts, commitments, understandings or arrangements by which any member of the Company Group is or may become bound to issue additional shares of capital stock of a member of the Company Group or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of a member of the Company Group, (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of any member of the Company Group or by which any member of the Company Group is or may become bound; (iii) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with a member of the Company Group; (iv) or pursuant to the Registration Rights Agreement, there are no agreements or arrangements under which any member of the Company Group is obligated to register the sale of any of their securities under the Securities Act; (v) there are no outstanding securities or instruments of any member of the Company Group which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which a member of the Company Group is or may become bound to redeem a security of a member of the Company Group; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (vii) no member of the Company Group has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (viii) no member of the Company Group has any material liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company Group’s business and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The SEC Documents contain true, correct and complete copies of the Company’s Certificate of Incorporation and Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for shares of Common Stock and the material rights of the holders thereof in respect thereto.

(n) Other Contracts. Except as disclosed in Schedule 3(n), no member of the Company Group is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect.

(o) Absence of Litigation. Except as otherwise set forth in Schedule 3(o), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against or affecting the Common Stock, any member of the Company Group, or any officers or directors of any member of the Company Group, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(o) and except for claims and counterclaims made in legal proceedings seeking to enforce the Intellectual Property Rights (as hereinafter defined) owned or possessed by any member of the Company Group in the ordinary course of their business. The matters set forth in Schedule 3(o) would not reasonably be expected to have a Material Adverse Effect.

(p) Insurance. Each member of the Company Group is insured against such losses and risks and in such amounts as is set forth on Schedule 3(p). The Company believes that it either will be able to renew its existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers, in each case, at a cost that the Company believes would not reasonably be expected to have a Material Adverse Effect.

(q) Employee Relations.

(i) No member of the Company Group is a party to any collective bargaining agreement or employs any member of a union. The members of the Company Group believe that their relations with their respective employees are good. No executive officer has notified any member of the Company Group that such officer intends to leave the Company Group or otherwise terminate such officer’s employment with the Company Group. No executive officer, to the Company Group’s knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and, to the Company Group’s knowledge, the continued employment of each such executive officer does not subject the Company Group to any liability with respect to any of the foregoing matters.

(ii) Each member of the Company Group is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(r) Title. No member of the Company Group owns any real property and each member of the Company Group has title to all personal property owned by them which is material to the business of such member of the Company Group, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company Group. Any real property and facilities held under lease by any member of the Company Group are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company Group.

(s) Intellectual Property Rights. To the Company Group’s knowledge, the members of the Company Group own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. Each of patents owned by the members of the Company Group are listed on Schedule 3(s). Except as set forth in Schedule 3(s), none of the Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by any member of the Company Group of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Company Group’s knowledge, being threatened, against any member of the Company Group regarding its Intellectual Property Rights other than by defendants in actions brought by a member of the Company Group in the ordinary course of its business. No member of the Company Group is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company Group has taken reasonable security measures to protect the secrecy and confidentiality of all of their Intellectual Property Rights.

(t) Subsidiary Rights. Schedule 3(t) sets forth all members of the Company Group and any corporation, partnership, limited liability company, joint venture, association or other entity in which the Company or any other member of the Company Group owns, directly or indirectly, capital stock or other comparable equity interests as of the date of this Agreement. Except as set forth in Schedule 3(t), the members of the Company Group (i) own such capital stock or other comparable equity interests free and clear of any liens and all of the issued and outstanding shares of capital stock or comparable equity interests are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and (ii) have the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other comparable equity interests owned.

(u) Investment Company Status. No member of the Company Group is, and for so long the Investor holds any Securities will be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(v) Tax Status. Each member of the Company Group (i) has made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(w) Internal Accounting and Disclosure Controls. The Company’s disclosure controls and procedures and internal controls over financial reporting are not effective. Except as set forth in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 (the “10-Q”), the Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. Each member of the Company Group maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in the Company’s 10-Q, each member of the Company Group maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the 10-Q. The Company presented in its 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the date of the 10-Q. Since the date of the 10-Q, there have been no changes in the internal control over financial reporting (as such term is defined in Rule 13a-15 under the Exchange Act) of the Company Group that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company Group.

(x) Exchange Act Reporting Requirements. The Company is subject to the Exchange Act reporting requirements pursuant to Section 15(d) of the Exchange Act.

(y) Quotation Requirements. Except as set forth in Schedule 3(y), the Company has not, in the 12 months preceding the date hereof, received notice from the national securities exchange or automated quotation system, if any, upon which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system.

(z) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(aa) Eligibility for Registration. As of the date hereof, the Company is eligible to register the Warrant Shares for resale by the Investor using Form S-1 promulgated under the Securities Act.

(bb) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be issued to the Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(cc) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(dd) Acknowledgement Regarding Investor’s Trading Activity. The Company acknowledges and agrees that the Investor has not been asked to agree, nor has the Investor agreed, to desist from purchasing or selling, in conformity with applicable federal and state securities laws, long or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term. The Company further understands and acknowledges that the Investor may engage in hedging or trading activities at various times during the period that the Securities are outstanding, and such hedging or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging or trading activities are being conducted. The Company acknowledges that such aforementioned hedging or trading activities do not constitute a breach of this Agreement, the Warrant or any of the documents executed in connection herewith.

(ee) U.S. Real Property Holding Corporation. The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon the Investor’s request.

(ff) Bank Holding Company Act. No member of the Company Group is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). No member of the Company Group owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. No member of the Company Group exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(gg) No Additional Agreements. No member of the Company Group has any agreement or understanding with the Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(hh) Disclosure. All disclosure provided to the Investor in or pursuant to this Agreement and the other Transaction Documents regarding the Company Group, its businesses and the transactions contemplated hereby and thereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the members of the Company Group is true and correct in all material respect and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company Group to the Investor pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by any member of the Company Group during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company Group or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure by the Company at or before the date hereof or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that the Investor does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(ii) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the Securities Act.

(jj) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company, and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding any member of the Company Group or their financial results or prospects.

(kk) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents and, except where subject to a bona fide dispute, the Company is or will be upon completion of the transaction contemplated by the Transaction Documents current with respect to any fees owed to its accountants and lawyers.

(ll) Compliance with Anti-Money Laundering Laws. The operations of the Company Group are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any member of the Company Group with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(mm) No Conflicts with Sanctions Laws. No member of the Company Group has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in a prospectus under the Securities Act. No member of the Company Group, nor, to the Company’s knowledge, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of any member of the Company Group is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, the “Sanctions”), nor is any member of the Company Group located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions prohibiting trade with the country or territory (each, a “Sanctioned Country”). No action of any member of the Company Group in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any subsidiary, joint venture partner or other Person or entity, for the purpose of (A) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (B) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (C) in any other manner that will result in a violation by any Person of Sanctions. For the past five years, no member of the Company Group has knowingly engaged in and are is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(nn) Anti-Bribery. No member of the Company Group, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person associated with or acting on behalf of a member of the Company Group, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which the Company does or seeks to do business or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K Bribery Act 2010, or any other similar law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder, (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage, or (v) otherwise made any bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment.

(oo) No Disqualification Events. With respect to Securities to be issued hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investor a copy of any disclosures provided thereunder.

4. Covenants.

(a) Blue Sky. If required by applicable law, the Company shall, in a timely manner, file a Form D with respect to the Securities under Regulation D and take all such other action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and, if requested, shall provide evidence of any such action so taken to the Investor. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(b) Reporting Status. Until the date on which the Investor shall have sold all of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not take any action to terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(c) Listing Requirements. The Company shall take all commercially reasonable steps necessary to regain compliance with the OTCQB eligibility standards as soon as practicable, but in no event later than 12 months from the Closing Date (the “Listing Deadline”). Prior to the Listing Deadline, the Company shall use commercially reasonable efforts maintain it qualification for quotation on the Current Information Tier of the OTC Pink use commercially reasonable efforts to have real time market quotes and information available during market hours. On or prior to the Listing Deadline the Company shall promptly secure the listing of all the Registrable Securities, upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. Until the earlier of three (3) years from the date of the Listing Deadline or when Securities are no longer held by the Investor or registered in the name of the Investor on the books and records of the Company, (i) the Company shall maintain the authorization for quotation of the Common Stock on the OTCQB or any other Eligible Market (as defined in the Warrant), and (ii) the Company shall use commercially reasonable efforts to avoid the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c).

(d) Fees. The Company has not engaged any placement agent, financial advisor or broker relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any breach by the Company of this Section 4(d).

(e) Pledge of Securities. The Company acknowledges and agrees that the Securities may, to the extent permitted by law, be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and in effecting a pledge of Securities the Investor shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that the Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investor.

(f) Material Information. The Company shall not, and shall not cause any member of the Company Group or any of their respective officers, directors, employees, affiliates and agents, to provide the Investor with any material nonpublic information regarding the Company Group from and after the date hereof and for so long as the Investor beneficially owns the Warrant Shares unless the Company shall clearly identify any such information as material nonpublic information, in writing, and, prior to delivery of any material nonpublic information, request and obtain written confirmation that the Investor wishes to receive nonpublic information notwithstanding that it may constitute material nonpublic information. The Company and the Investor agree to work together in good faith to establish procedures for the handling of information that may constitute material nonpublic information, including procedures that enable the Investor to evaluate from time to time the extent to which the Investor is prepared to receive material nonpublic information from the Company and as to which of such information will be subject to periodic “cleansing disclosure” and/or the establishment of “trading windows.” For the avoidance of doubt, subject to the Company not providing the Investor with any information that it is not prepared to disclose to the public without first requesting and obtaining written confirmation that the Investor wishes to receive nonpublic information, the Company shall have no obligation to the Investor to disclose information to the public, whether by press release or filing with the SEC, that it is not otherwise obligated to disclose at such time pursuant to the Exchange Act and the regulations of the SEC promulgated thereunder.

(g) Corporate Existence. So long as the Investor beneficially owns any Securities, the Company shall (i) maintain its corporate existence, and (ii) not be party to any Fundamental Transaction (as defined in the Warrant) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrant.

(h) Reservation of Shares. So long as the Investor owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the Required Reserved Amount. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under Section 3(c), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to provide that the number of authorized shares is sufficient to meet the Required Reserved Amount.

(i) Conduct of Business. The business of the Company Group shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(j) FAST Compliance. So long as the Investor owns any Securities, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

(k) Public Information. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities, if a registration statement is not available for the resale of all of the Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c), or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to one and one-half percent (1.5%) of the aggregate value of such holder’s Securities (such value being determined by multiplying the number of such holder’s Securities by the Closing Sale Price (as defined in the Warrant) of one share of Common Stock on the Trading Day (as defined in the Warrant) immediately preceding the date of determination) on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (x) the date such Public Information Failure is cured, and (y) such time that such Public Information Failure no longer prevents a holder of Securities from selling such Securities pursuant to Rule 144 without any restrictions or limitations. The payments to which a holder shall be entitled pursuant to this Section 4(k) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (A) the last day of the calendar month during which such Public Information Failure Payments are incurred and (B) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

5. Register; Transfer Agent Instructions.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency as the Company may designate by notice to each holder of Securities), a register for the Warrant in which the Company shall record the name and address of the Person in whose name the Warrant has been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrant held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of holder or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Investor or its nominee(s), for the Warrant issued at the Closing or pursuant to the Warrant Shares issued pursuant to exercise of the Warrant in such amounts as specified from time to time by the Investor to the Company upon exercise of the Warrant; provided that either (i) the Warrant Shares have been registered for sale pursuant to the Securities Act and the Warrant Shares have been sold pursuant to the registration statement or (ii) the shares may be sold pursuant to Rule 144 without restriction as to volume. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and subject to the federal securities laws. The Investor shall provide such documentation as the transfer agent may reasonably request to confirm that the Investor has complied with clause (i) or (ii) of this Section 5(b). If the Investor effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Investor to effect such sale, transfer or assignment in accordance with this Section 5(b). In the event that such sale, assignment or transfer involves the Securities sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144 as provided in this Section 5(b), the transfer agent shall issue such Securities to the Investor, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Investor shall be entitled, in addition to all other available remedies, to an order or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to Closing.

(a) The obligation of the Company hereunder to issue the Warrant to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(i) The Investor shall have duly executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

(b) The obligation of the Investor hereunder to acquire the Warrant at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed each of the Transaction Documents to which it is a party and delivered the same to the Investor.

(ii) The Company shall have delivered to the Investor a copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iii) The Company shall have delivered to the Investor a certificate evidencing the formation and good standing of (A) the Company in its jurisdiction of formation issued by the Secretary of State of such jurisdiction, as of a date within ten (10) days of the Closing Date, and (B) each member of the Company Group in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within thirty (30) days of the Closing Date.

(iv) The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation of the Company, and (iii) the Bylaws of the Company, each as in effect at the Closing.

(v) The representations and warranties of the Company Group shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be accurate in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date (except for covenants, agreement and conditions that are qualified by materiality or Material Adverse Effect, which shall be performed, satisfied or complied with, in all respects). The Investor shall have received a certificate, executed by an executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor.

(vi) The Company shall have delivered to the Investor a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) business days of the Closing Date.

(vii) The Common Stock (A) shall be designated for quotation or listed on the Principal Market, and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or the Principal Market, or (2) by falling below the minimum listing maintenance requirements of the Principal Market.

(viii) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for issuance of the Securities.

(ix) The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

7. Miscellaneous.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the aggregate number of shares of Common Stock issued or issuable under the Warrant (without regard to any restriction or limitation on the exercise of the Warrant contained therein) and shall include affiliates of the Investor for so long as the Investor or any of its affiliates holds any Securities (the “Required Holders”); provided, that a waiver need only be signed by the party granting the waiver. Any amendment or waiver effected in accordance with this Section 7(e) shall be binding upon the holder of Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents or holders of the Warrant, as the case may be.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Document’s must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection or out-of-office notice); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service that provides evidence of delivery, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Company:

Quest Patent Research Corporation
411 Theodore Fremd Avenue, Suite 206S
Rye, New York 10580
Attn.: Jon Scahill
Email: jscahill@qprc.com

With a copy (for informational purposes only) to:

Ellenoff Grossman & Schole, LLP

1345 Avenue of the Americas

New York, NY 10105
Attn.: Asher S. Levitsky P.C.

Email: alevitsky@egsllp.com

If to the Transfer Agent:

Continental Stock Transfer & Trust
1 State Street
30th Floor
Attn.: Isaac Kagan
Email: ikagan@continentalstock.com

If to the Investor: To the address set forth on Schedule I attached hereto.

or such other address and email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s email containing the time, date, recipient email address, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Warrant. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (as defined in the Warrant). The Investor may assign some or all of its rights hereunder without the consent of the Company.

(h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as hereinafter defined) shall have the right to enforce the obligations of the Company with respect to Section 7(k).

(i) Survival. The representations and warranties of the members of the Company Group contained in Sections 3, and the agreements and covenants set forth in Sections 4, 5 and 7 shall survive the Closing.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification. In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the any member of the Company Group in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of any member of the Company Group contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of a member of the Company Group) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (B) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement. The Company will not be liable to under this Section 7(k) to the extent, but only to the extent, that a claim is attributable to a material breach of any of the representations, warranties, covenants or agreements made by the Investor in this Agreement.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Remedies. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor hereunder or pursuant to any of the other Transaction Documents or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

[Signature page follows.]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Warrant Issuance Agreement to be duly executed as of the date first written above.

COMPANY:

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

INVESTOR:

QPRC FINANCE LLC

By:
Name:
Title:

SCHEDULE I

EXHIBIT A

FORM OF WARRANT

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

EXHIBIT C

BOARD OBSERVATION RIGHTS AGREEMENT

[See Exhibit E to Prepaid Forward Purchase Agreement, dated February 19, 2021.]

EXHIBIT D

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

QUEST PATENT RESEARCH CORPORATION

February 19, 2021

Continental Stock Transfer & Trust Company
1 State Street Plaza
30th Floor
New York, NY 10004
Attn: Isaac Kagan

Ladies and Gentlemen:

Reference is made to the Warrant Issuance Agreement, dated as of February 19, 2021 (the “Agreement”), by and between Quest Patent Research Corporation, a Delaware corporation (the “Company”), and QPRC Finance LLC, a Delaware limited liability company (the “Investor”), pursuant to which the Company is issuing to the Investor a warrant (the “Warrant”), which is exercisable to purchase shares of the Company’s common stock, par value $0.00003 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon exercise of the Warrant (the “Warrant Shares”), promptly upon your receipt of an instruction letter on Company letterhead and signed by a duly authorized officer of the Company, which the Company shall provide to you upon its receipt of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit I. The Company shall instruct you as to whether such Warrant Shares will contain a restrictive legend, and the details of such legends, if applicable.

Subject to compliance with Continental Stock Transfer & Trust Company’s issuance, transfer and restricted stock processing requirements, including, but not limited to, documents being submitted in good order, you acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement permitting the issuance of the Warrant Shares to, or resales of the Warrant Shares by the Investor has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) sales of the Warrant Shares may be made in conformity with Rule 144 under the Securities Act (“Rule 144”) without volume or manner-of-sale limitations, and (b) if applicable, a copy of such registration statement, then within two (2) business days for routine items of your receipt of a Company issuance instruction, you shall issue the certificates representing the Warrant Shares registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if the Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without volume or manner-of-sale limitations, then the certificates for such Warrant Shares shall bear the following legend:

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Warrant Shares has been declared effective by the SEC under the Securities Act is attached hereto as Exhibit II.

The Company issues this instruction in accordance with, and this instruction and your performance hereunder are subject to, the terms of the Transfer Agency and Service Agreement currently in effect between you and the Company.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at jscahill@qprc.com.

Very truly yours,

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this [●] day of [●], 2021

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Enclosures

EXHIBIT I

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

QUEST PATENT RESEARCH CORPORATION

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Quest Patent Research Corporation, a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________ a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________ a “Cashless Exercise” with respect to _______________ Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

__________ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ____________________________________________________________

____________________________________________________________

____________________________________________________________

__________ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ______________________________________________________

DTC Number: ______________________________________________________

Account Number: ______________________________________________________

Date: _______________ __, ______

_________________________________
Name of Registered Holder

By:
Name:
Title

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [●] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February 19, 2021, from the Company and acknowledged and agreed to by [●].

QUEST PATENT RESEARCH CORPORATION

By:
Name:
Title:

EXHIBIT II

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Continental Stock Transfer & Trust Company
1 State Street Plaza
30th Floor
New York, NY 10004
Attn: [●]

Re: Quest Patent Research Corporation

Ladies and Gentlemen:

We are counsel to Quest Patent Research Corporation, a Delaware corporation (the “Company”). As counsel to the Company, we have been requested to render our opinion with respect to the sale by [●] (the “Selling Stockholder”) of up to [●] shares (the “Shares”) of the Company’s common stock, par value $0.00003 per share. The public resale of the Shares by the Selling Stockholder is registered pursuant to the Company’s registration statement on Form S-1, File No. 333-[●] (the “Registration Statement”).

In connection with the foregoing, we advise you that the Securities and Exchange Commission (the “SEC”) has declared the Registration Statement effective under the Securities Act of 1933, as amended (the “Securities Act”), at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after confirmation with the SEC, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Shares are available for resale under the Securities Act pursuant to the Registration Statement.

As counsel, we examined the originals or copies of the Registration Statement and the prospectus included therein, together with such other documents as we have deemed necessary for purposes hereof. In rendering this opinion, we have assumed: (i) the authenticity of all documents submitted to us as originals, and (ii) the conformity to original documents of all documents submitted to us as being original copies.

Based upon the foregoing, we are of the opinion that you may transfer the Shares without a restrictive stock legend upon your receipt of a letter signed by a compliance officer of the Selling Stockholder’s broker in the form of Exhibit A to this opinion.

This opinion is solely for your information and is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with any governmental agency or other person without our prior written consent. Other than you, no one is entitled to rely on this opinion. This opinion is based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter that comes to our attention hereafter or to otherwise update the contents of this opinion.

You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to [●] as contemplated by the Company’s Transfer Agent Instructions dated [●] [●], 2020, a copy of which has been provided to us.

Very truly yours,

[ISSUER’S COUNSEL]

By:
Name:

cc: [Investor]

Exhibit A

Date:

Continental Stock Transfer & Trust Company
1 State Street Plaza
30th Floor
New York, NY 10004
Attn: Isaac Kagen

Re: Quest Patent Research Corporation

Ladies and Gentlemen:

I hereby confirm that this firm acted as broker in connection with the sale by [●]of [●] shares of common stock, par value $0.00003 per share, pursuant to a registration statement on Form S-1, File No. 333-[●] (the “Registration Statement”). Such shares were sold in the manner set forth in the Registration Statement and we satisfied the prospectus delivery requirements.

Very truly yours,

[Name of Broker]

By:
Name:
Title:	Compliance Officer